SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report:            November 21, 2005
                           ------------------------------------
                             (Date of earliest event reported)

                    Synthetic Fixed-Income Securities, Inc.
                                 On Behalf of

       STRATS(SM) Trust For Dominion Resources, Inc. Securities, Series 2005-6
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              (Exact Name of Registrant as Specified in Charter)

                                 333-111858-18
Delaware                            001-32680                 52-2316399
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(State or Other           (Commission  File Number)        (I.R.S. Employer
Jurisdiction of                                           Identification No.)
Incorporation)

One Wachovia Center
301 S. College St.
Charlotte, North Carolina                                       28288
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(Address of Principal                                         (Zip Code)
  Executive Offices)

       Registrant's Telephone Number, including area code (704) 374-6611
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  Other Events
            ------------
On November 21, 2005, Synthetic Fixed-Income Securities, Inc. ("SFSI") transferred $25,000,000 Series B 5.95% Senior Notes due June 15, 2035 (the "Underlying Securities"), issued by Dominion Resources, Inc. to the STRATS(SM) Trust For Dominion Resources, Inc. Securities, Series 2005-6 (the "Trust") established by SFSI, which issued 1,000,000 Floating Rate STRATS(SM) Certificates, Series 2005-6, issued pursuant to a base trust agreement, dated as of September 26, 2003 (the "Base Trust Agreement"), between SFSI and U.S. Bank Trust National Association, as trustee (the "Trustee"), as supplemented by a series supplement thereto, dated as of November 21, 2005 (the "Series Supplement" and, together with the Base Trust Agreement, the "Trust Agreement"), between SFSI and the Trustee. The Floating Rate Certificates were purchased by Wachovia Capital Markets, LLC ("Wachovia") from SFSI pursuant to an underwriting agreement, dated November 10, 2005 (the "Underwriting Agreement"), between SFSI, as depositor, Wachovia, as an underwriter, ABN AMRO Financial Services, Inc., as an underwriter, and RBC Dain Rauscher Inc, as an underwriter (collectively, the "Underwriters").


ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.                Description
---------------            -----------

      4.1         Series Supplement, dated as of November 21, 2005.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SYNTHETIC FIXED-INCOME SECURITIES, INC.


                                    /s/ Jeremy Swinson
                                    ----------------------------------
                                    Name:  Jeremy Swinson
                                    Title: Vice President

November 21, 2005


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INDEX TO EXHIBITS
 Exhibit No.                       Description
 -----------                       -----------

     4.1       Series Supplement, dated as of November 21, 2005.